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                                                                      EXHIBIT 99

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 11-K

(MARK ONE)

   /X/       ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   for the fiscal year ended October 31, 2000

                                       OR

       / / TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

            for the transition period from __________ to __________

                         Commission File Number: 1-4423

A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                            HEWLETT-PACKARD COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                            HEWLETT-PACKARD COMPANY
                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304
                             ---------------------

                              REQUIRED INFORMATION

Not applicable.

                                   SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the administrator of the plan has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY
                                       EMPLOYEE STOCK PURCHASE PLAN

                                       By: /s/ Ann O. Baskins
                                       -------------------------------------
                                       Ann O. Baskins
                                       VICE PRESIDENT, GENERAL COUNSEL AND
                                       SECRETARY

Date:  January 22, 2001